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                                                                   Exhibit 10(b)


                               CONSENT OF COUNSEL

     I hereby consent to the reference to me in Post-effective Amendment No. 19 to the Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account C under the caption "Legal Matters" in the Statement of Additional Information contained therein.



                                   DAVID D. HORN, ESQ.



April 14, 1997